POWER OF ATTORNEY

	I, Sharon K. Link, hereby
authorize and designate each of Dennis
M. Lindahl, Lynn M. Anderson, James E. Griggs,
Bruce M. Engler, W. Morgan Burns and Jonathan R.
Zimmerman, signing singly, as my true
and lawful attorney-in-fact to:

	(1)	execute for and on my
behalf, in my capacity as an officer,
director and/or greater than 10%
shareholder of Gander Mountain Company
a Minnesota corporation (the
"Company"), Forms 3, 4 and 5 in
accordance with Section 16(a) of the
Securities Exchange Act of 1934 (the
"Exchange Act") and the rules and
regulations promulgated thereunder;

	(2)	do and perform any and all
acts for and on my behalf which may be
necessary or desirable to complete and
execute any such Form 3, 4 or 5 and
timely file such form with the
Securities and Exchange Commission, any
stock exchange or similar authority,
and the NASDAQ Stock Market; and

	(3)	take any other action of
any type whatsoever in connection with
the foregoing which, in the opinion of
such attorney-in-fact, may be to my
benefit, in my best interest, or
legally required of me, it being
understood that the statements executed
by such attorney-in-fact on my behalf
pursuant to this Power of Attorney
shall be in such form and shall contain
such terms and conditions as such
attorney-in-fact may approve in such
attorney-in-fact's discretion.

	I hereby further grant to each
such attorney-in-fact full power and
authority to do and perform any and
every act and thing whatsoever
requisite, necessary or proper to be
done in the exercise of any of the
rights and powers herein granted, as
fully to all intents and purposes as I
might or could do if personally
present, with full power of
substitution or revocation, hereby
ratifying and confirming all that such
attorney-in-fact, or such attorney-in-
fact's substitute or substitutes, shall
lawfully do or cause to be done by
virtue of this Power of Attorney and
the rights and powers herein granted.
I hereby acknowledge that the foregoing
attorneys-in-fact, in serving in such
capacity at my request, are not
assuming, nor is the Company or any
such attorney-in-fact's substitute or
substitutes assuming, any of my
responsibilities to comply with
Section 16 of the Exchange Act.

	This Power of Attorney shall
remain in full force and effect until I
am no longer required to file Forms 3,
4 and 5 with respect to my holdings of
and transactions in securities issued
by the Company, unless earlier revoked
by me in a signed writing delivered to
the foregoing attorneys-in-fact.
Notwithstanding the foregoing, if any
such attorney-in-fact hereafter ceases
to be at least one of the following:
(i) a partner of Faegre & Benson LLP,
(ii) an employee of Faegre & Benson
LLP, (iii) an employee of Holiday
Companies, or (iv) an employee of the
Company or any of its subsidiaries,
this Power of Attorney shall be
automatically revoked solely as to such
individual, immediately upon such
cessation, without any further action
on my part.

	I hereby revoke all previous
Powers of Attorney that have been
granted by me in connection with my
reporting obligations under Section 16
of the Exchange Act with respect to my
holdings of and transactions in
securities issued by the Company.

	IN WITNESS WHEREOF, I have caused
this Power of Attorney to be duly
executed as of this 12th day of April,
2004.

Sharon K. Link